Exhibit 99.1
SeraCare Life Sciences NASDAQ: SRLS June 25, 2008

Forward-Looking Statement This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this presentation are forward- looking statements. All statements regarding SeraCare's expected future financial position, results of operations, cash flows, financial plans, business strategy, capital expenditures, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may,' "could," "should," "will," and other similar expressions are forward-looking statements. Such forward- looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from SeraCare's expectations. Factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, results of litigation, government investigations, the availability of financing, actions of SeraCare's competitors and changes in general economic conditions. Certain of the risks and factors associated with SeraCare's business are also discussed in the Company's 2007 Form 10-K and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements. Many of these factors are outside of SeraCare's control. SeraCare does not undertake a duty to update any forward-looking statements contained herein.

SeraCare: Products and Services for the Life Sciences Industry SeraCare serves the global life sciences industry by providing vital products and services to facilitate the discovery, validation and production of human diagnostics and therapeutics.

Key Events March 06 Stock delisted; Bankruptcy filing Summer 06 Sue Vogt & Greg Gould hired May 07 Emerged from bankruptcy New BOD $20M rights offering June 07 $10M line of credit Sold less profitable lines of business; reengineered sales team; focused on product development Sept 2007 $23.7M NIH contract Oct 2007 Build-out state-of- the-art campus in Milford, MA Jan 2008 Filed 2007 10K Feb 2008 Filed FYQ108 10Q April 08 All facilities ISO certified May 2008 Filed FYQ208 10Q June 2008 NASDAQ Expanded product offerings 2006 2007 2008

SeraCare Today and Looking Forward Best-in-class reputation for quality products and services First class customer base Attractive market opportunities In vitro diagnostics Biotechnology and pharmaceutical Evolution of personalized medicine Near-term goal of double-digit revenue growth Strategy for long-term sustainable growth

SeraCare Customer Universe

Some of Our Valued Customers Pharmaceutical and Biotechnology In Vitro Diagnostics Manufacturers Diagnostics Government Agencies Laboratories, Blood Banks, Proficiency

Global Sales & Distribution 14 sales representatives in U.S. Distributors in 6 countries 2 sales representatives (Germany and Spain) Distributors in 19 countries Distributors in 7 countries Distributors in 2 countries Americas Europe Pacific Rim Middle East / Africa

PRODUCTS SERVICES SeraCare Business Segments Manufacturing & Research Products Quality Control Products Biobanking & Research Services

Quality Control Products ~60% to 70% of all medical decisions involve a diagnostic test Vertically integrated consumer base across growing diagnostics market Diagnostic controls used to verify integrity of test results Reference labs Hospital labs Blood banks IVD manufacturing

SeraCare Quality Control Products ACCURUN(r) Controls Quality control and validation panels Comprehensive selection of infectious disease markers, both serology and nucleic acid testing (NAT) ACCURUN eQuality Integrated Quality Control Software Suite Projected launch Q109

Manufacturing and Research Products Products used in the discovery, development and manufacturing of diagnostics, therapeutics and vaccines Explosive growth in biomarker discovery 50%+ growth in new clinical trials Dramatically increasing funding for vaccine research and development Broad applications in drug development, research and clinical trials

SeraCare Manufacturing and Research Products Human processed plasma Cell culture supplements Plasma-derived excipients Seroconversion panels Characterized disease state plasma Cellular immunology products Cultured viruses

Biobanking and Research Services Markets Clinical trials and research support services Clinical specimen management Testing services National Cancer Institute initiative to increase quality of biospecimens Increased emphasis on risk management makes biobanks critical partners in product development Industry trend is to outsource non-core activities in these areas

SeraCare Biobanking Managing/storing over 18 million biological samples for government and commercial customers Over 80,000 square feet dedicated to repository operations SeraCare has the best-in-class biorepository

SeraCare Research Services Clinical trial support, viral culture and molecular services Contract research services in molecular biology, virology and immunology Custom BioServices provide support for many segments of the life science industry

Market Trends Converge: Era of Personalized Medicine Identify new disease-related biomarkers Stratify patient populations for specific therapies Make better, safer medication choices Insure appropriate dosing options Facilitate more focused, faster clinical trials Optimize utilization to decrease overall health costs The Era of Personalized Medicine In vitro Diagnostics BioPharma Discovery Development Manufacturing Clinical Use Discovery Development Manufacturing Clinical Use

The SeraCare/Customer Value Chain: Case Study Discovery Development Manufacturing Clinical Use SRLS provides Performance Panels to aid in test development SRLS develops positive controls to validate test results SRLS becomes approved supplier of reagents used in manufacturing of kit SRLS supplies external quality controls meeting FDA requirements SRLS supplies proficiency panels Dx test FDA approved Test Kit for Infectious Disease Longstanding customer wants to develop a diagnostic test for a specific infectious disease

Management Team

- **Susan L.N. Vogt, President & Chief Executive Officer**
  Millipore Corporation
- **Gregory A. Gould, Chief Financial Officer**
  Integrated BioPharma, Atrix Laboratories, Colorado MEDtech
- **Ronald R. Dilling, Vice President, Operations**
  Celliance, Hazelton Biologics (JRH BioSciences)
- **Kathryn E. Shea, Vice President, BioServices Operations**
  Boston BioMedica, Inc.
- **William J. Smutny, Vice President, Sales & Marketing**
  PML Microbiologicals, Sartorius

SeraCare LIFE SCIENCES

19

Financials - 2Q08, Ending 3/31/08 Revenue $12.5 million vs. $14.0 million Q207 Gross margins $4.7M (38% of revenue) Operating loss $0.2M vs. $3.8M Q207 Net loss $0.3M ($0.02 per share) vs $3.9M ($0.27) Q207 Cash and equivalents $6.0 million Total assets $61.6 million 18.6 million shares outstanding

Corporate Growth Strategy Focus on core segments - molecular diagnostics, vaccine development and cellular assays Increased sales coverage Expanded distribution channels Introduction of new products Controls for genetic testing Cellular products for immune response monitoring Expand business ex-US CE marking; ISO certification Increased sales coverage in EU; Replace non-performing distributors and add distributors in areas without strong coverage (Latin America, Asia-Pacific) Goal of achieving double digit sales growth (low to mid-teens) and profitability in FY09

SeraCare Life Sciences NASDAQ: SRLS June 25, 2008